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                                                                Exhibit 10.25

                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of December 18, 1996, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, and the Sixth Amendment to Loan and Security
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Agreement, dated as of December 5, 1996 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, pursuant to such financing arrangements, Lender has previously arranged for the issuance of the CoreStates Letters of Credit (as hereinafter defined); and

                  WHEREAS, Swiss Bank (as hereinafter defined) is about to enter into the Swiss Bank Reimbursement Agreement (as hereinafter defined) with Hanover, pursuant to which Swiss Bank will issue the Swiss Bank Letters of Credit (as hereinafter defined) which will be substituted for the CoreStates Letters of Credit and the NationsBank Littlestown Letter of Credit (as hereinafter defined), each of which shall, concurrently with such substitution, be surrendered for cancellation; and

                  WHEREAS, Richemont Finance S.A. is about to execute a Guaranty in favor of Swiss Bank of Hanover's reimbursement obligations to Swiss Bank and Hanover and Borrowers are about to enter into a reimbursement agreement in favor of Richemont Finance S.A. relating thereto; and

                  WHEREAS, Lender is willing to agree to the foregoing, and certain additional amendments, subject to the terms and conditions contained herein; and

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Seventh Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments and agreements to the extent set forth herein, and subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions.

                          (a) Additional Definitions. As used herein or in any
of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                                    (i) "Corestates Letters of Credit" shall
mean, individually and collectively, the CoreStates Series A Letter of Credit, the CoreStates Series B Letter of Credit and the CoreStates Littlestown Backup Letter of Credit.

                                    (ii) "CoreStates Littlestown Backup Letter


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of Credit" shall mean the Irrevocable Standby Letter of Credit No. 516262P, dated November 14, 1995, issued in the initial stated amount of $8,560,000 by CoreStates for the account of HDPI, Brawn and GBM, in favor of NationsBank.

                                    (iii) "CoreStates Series A Letter of Credit"
shall mean the Irrevocable Transferable Letter of Credit No. 516466P, dated December 27, 1995, issued in the initial stated amount of $10,145,833 by CoreStates for the account of HDPI, HDV and Gump's, in favor of Norwest Bank Minnesota, N.A., as Trustee under the Series A Note Agreements.

                                    (iv) "CoreStates Series B Letter of Credit"
shall mean the Irrevocable Transferable Letter of Credit No. 516467P, dated December 27, 1995, issued in the initial stated amount of $10,145,833 by CoreStates for the account of HDPI, HDV and Gump's, in favor of Norwest Bank Minnesota Bank, N.A., as Trustee under the Series B Note Agreements.

                                    (v) "Littlestown Bonds" shall mean the
Variable Rate Demand Industrial Development Revenue Refunding Bonds, 1987 Series (Hanover House Industries, Inc. Project), issued on behalf of Hanover House Industries Inc., now known as Hanover Direct Pennsylvania, Inc., in the original principal amount of $8,000,000, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (vi) "Littlestown IDB Agreements" shall
mean, collectively, the Indenture of Trust, dated as of September 1, 1987, presently between the Littlestown Industrial Development Authority and Fleet National Bank, as successor Trustee in connection with the Littlestown Bonds, and all agreements, documents and instruments at any time executed and/or delivered in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (vii) "NationsBank Littlestown Letter of
Credit" shall mean the letter of credit no. 41055, dated November 2, 1994, issued in the initial stated amount of $8,560,000 by NationsBank for the account of Hanover Direct Pennsylvania, Inc., in favor of Fleet National Bank, as Trustee under the Littlestown IDB Agreements.

                                    (viii) "Richemont" shall mean Richemont
Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, and its successors and assigns.

                                    (ix) "Richemont Guaranty" shall mean the
Guaranty, dated of even date herewith, by Richemont in favor of Swiss Bank with respect to the obligations of Hanover to Swiss


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Bank, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (x) "Richemont Reimbursement Agreement"
shall mean the Hanover Indemnity Agreement, dated of even date herewith, by and among Hanover, Borrowers and Richemont pursuant to which Hanover and Borrowers have agreed to reimburse Richemont for amounts that are paid by Richemont in connection with the Swiss Bank Letters of Credit and/or the Richemont Guaranty, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xi) "Series A Note Agreements" shall mean,
individually and collectively, the Series A Note Agreement, dated as of November 9, 1994, presently between Hanover and Norwest Bank Minnesota, N.A., as Trustee, with respect to the issuance and sale of the Series A Notes, and all agreements, documents and instruments at any time executed and/or delivered by Hanover or any related parties in connection therewith, including, without limitation, the Second Supplemental Series A Note Agreement, dated as of December 18, 1996, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xii) "Series A Notes" shall mean the
Flexible Term Notes, Series A, originally issued on November 9, 1994, by Hanover in the original aggregate principal amount of $10,000,000, as replaced or modified through the date hereof pursuant to the Series A Note Agreements, and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xiii) "Series B Note Agreements" shall
mean, individually and collectively, the Series B Note Agreement, dated as of April 27, 1995, presently between Hanover and Norwest Bank Minnesota, N.A., as Trustee, with respect to the issuance and sale of the Series B Notes, and all other agreements, documents or instruments at any time executed and/or delivered in connection therewith, including, without limitation, the Second Supplemental Series B Note Agreement, dated as of December 18, 1996, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xiv) "Series B Notes" shall mean the
Flexible Term Notes, Series B, originally issued on April 27, 1995, by Hanover in the original aggregate principal amount of $10,000,000, as replaced or modified through the date hereof pursuant to the Series B Note Agreements, and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xv) "Swiss Bank" shall mean, individually


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and collectively, Swiss Bank Corporation, a banking corporation organized under the laws of Switzerland, acting through its New York Branch, and any other issuer of a letter of credit or guaranty that hereafter replaces or substitutes for any of the Swiss Bank Letters of Credit, and their respective successors and assigns.

                                    (xvi) "Swiss Bank Agreements" shall mean,
individually and collectively, (A) the Swiss Bank Reimbursement Agreement, (B) the Swiss Bank Letters of Credit, (C) the rights of Swiss Bank under the Series A Note Agreements and any Series A Notes at any time held by or for Swiss Bank,
(D) the rights of Swiss Bank under the Series B Note Agreements and any Series B Notes at any time held by or for Swiss Bank, (E) the rights of Swiss Bank under the Littlestown IDB Agreements and any Littlestown Bonds at any time held by or for Swiss Bank and (F) all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Swiss Bank in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xvii) "Swiss Bank Letters of Credit" shall
mean, collectively, the Swiss Bank Littlestown Letter of Credit, the Swiss Bank Series A Letter of Credit and the Swiss Bank Series B Letter of Credit, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xviii) "Swiss Bank Littlestown Letter of
Credit" shall mean the Letter of Credit No. S567171, dated December 18, 1996, issued by Swiss Bank for the account of Hanover Direct Pennsylvania, Inc. in favor of Fleet National Bank, as Trustee under the Littlestown IDB Agreements, in the initial stated amount of $8,560,000, delivered in substitution for the NationsBank Littlestown Letter of Credit and the CoreStates Littlestown Backup Letter of Credit, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xix) "Swiss Bank Reimbursement Agreement"
shall mean the Reimbursement Agreement, dated of even date herewith, by and between Hanover and Swiss Bank with respect to the Swiss Bank Letters of Credit, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xx) "Swiss Bank Series A Letter of Credit"
shall mean the Letter of Credit No. S567169, dated December 18, 1996, issued by Swiss Bank for the account of Hanover in the initial stated amount of $9,638,541, delivered in substitution for the CoreStates Series A Letter of Credit, as the same now


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exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                    (xxi) "Swiss Bank Series B Letter of Credit"
shall mean the Letter of Credit No. S567170, dated December 18, 1996, issued by Swiss Bank for the account of Hanover in the initial stated amount of $9,638,541, delivered in substitution for the CoreStates Series B Letter of Credit, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (b) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Indebtedness. Section 6.3 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 6.3(f), replacing the period with a semicolon and the word "and" appearing at the end of
Section 6.3(g) and adding a new Section 6.3(h) immediately thereafter, as follows:

                  "(h) unsecured Indebtedness of Borrowers to Richemont evidenced by the Richemont Reimbursement Agreement, which Indebtedness and related obligations are subject to, and subordinated in right of payment to, the prior right of Lender to receive the prior indefeasible payment in full of the Obligations in accordance with the terms and conditions of the written subordination agreement, dated December 18, 1996, between Lender and Richemont; provided, that, (i) Borrowers and Hanover shall not, directly or indirectly, make any payments or prepayments of principal or interest in respect of such Indebtedness, or any expenses related thereto, other than a payment to Richemont consisting of expenses and attorneys' fees, not to exceed the aggregate amount of $45,000, required to be reimbursed to Richemont by Borrowers or Hanover incurred in connection with the issuance of the Swiss Bank Letters of Credit, plus the fee in the sum of $1,391,854.10 payable to Richemont pursuant to Section 6 of the Richemont Reimbursement Agreement as in effect on the date of execution and delivery thereof, plus indemnification obligations when due and payable to the extent permitted under such written subordination agreement between Lender and Richemont, (ii) Borrowers and Hanover shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the arrangements or any agreements with respect to such Indebtedness, or
         (B) redeem, retire, defease, purchase or otherwise acquire any such Indebtedness or set aside or otherwise deposit or invest any sums for such purpose, other than through the exercise by Richemont of the right to convert all or any part of such Indebtedness


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         to common stock in accordance with the terms and conditions of the
         Richemont Reimbursement Agreement as in effect on the date of execution and delivery thereof, and (iii) Hanover and Borrowers shall furnish to Lender all notices, demands or other materials in connection with such Indebtedness promptly after the receipt thereof by them or currently with the sending thereof by them or on their behalf, as the case may be."

                  3. Reimbursement Obligations to Swiss Bank.

                          (a) Hanover has executed and delivered, concurrently
herewith, the Swiss Bank Reimbursement Agreement and the other Swiss Bank Agreements in connection with the issuance of the Swiss Bank Letters of Credit. The Indebtedness and related obligations of Hanover to Swiss Bank under the Swiss Bank Agreements are subject to, and subordinated in right of payment to, the prior right of Lender to receive the prior indefeasible payment in full of the Obligations in accordance with the terms and conditions of the written subordination agreement, dated of even date herewith, between Lender and Swiss Bank.

                          (b) Revolving Loan Borrowers may use the proceeds of
Revolving Loans to repay valid intercompany Indebtedness to Hanover, such repayments to be concurrently used by Hanover to make payments to Swiss Bank of bank fees and other expenses set forth in Sections 2.03(a) through (f) of the Swiss Bank Reimbursement Agreement as in effect on the date hereof, when due and payable in accordance with such provisions, but not to exceed the aggregate amount of $47,500 in respect of such bank fees and expenses accrued or incurred through the date hereof; provided that, in the case of intercompany repayments to be used to pay those fees or expenses accrued or incurred after the date hereof, no Event of Default or Incipient Default exists or has occurred and is continuing at the time of any such payment or would exist or occur as a result thereof.

                          (c) Revolving Loan Borrowers may use the proceeds of
Revolving Loans to repay valid intercompany Indebtedness to Hanover, such repayments to be concurrently used by Hanover to make payments of Hanover's reimbursement obligations owed to Swiss Bank under the Swiss Bank Reimbursement Agreement in respect of drawings paid under the Swiss Bank Letters of Credit for
(i) regularly scheduled monthly payments of interest when due under the Series A Note Agreements, Series B Note Agreements and Littlestown IDB Agreements as each is in effect on the date hereof and (ii) regularly scheduled reductions of principal due and payable on October 1, 1997 under the Series A Notes and Series B Notes, each such reduction to be in the amount of $500,000; provided, that, no Event of Default or Incipient Default exists or has occurred and is continuing at the time of any such payment or would exist or occur as a result thereof.


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                          (d) In the event Hanover wishes to arrange for
alternative letters of credit to replace the Swiss Bank Letters of Credit in connection with which any of the Borrowers or Guarantors will incur any obligations (whether absolute or contingent), liabilities or indebtedness, Borrowers and Guarantors may do so; provided, that, (i) Borrowers and Guarantors provide Lender at least thirty (30) days' prior written notice of such arrangements, (ii) the bank providing such replacement letters of credit is reasonably acceptable to Lender, (iii) such obligations (whether absolute or contingent), liabilities and indebtedness incurred by Borrowers or Guarantors are on terms and conditions satisfactory to Lender, (iv) Lender shall have received one or more written subordination agreements, in form and substance satisfactory to Lender, pursuant to which, among other things, such bank and each other person who does or who may hold any liabilities, obligations (whether absolute or contingent) or indebtedness of Borrowers or Guarantors in connection with such replacement letters of credit, agree to subordinate their right to payment of such liabilities, obligations (whether absolute or contingent) and indebtedness to the prior, indefeasible payment and satisfaction in full of all of the Obligations, and (v) Lender shall have received, in form and substance satisfactory to Lender, a Secretary's Certificate of such bank and each such other person evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by such bank and each such other person of the written subordination agreements required in the immediately preceding clause (iv) hereof, together with opinions of counsel to such bank and each such other person with respect thereto, addressed to Lender, as Lender shall reasonably require.

                  4. L/C Cancellation Availability. Lender agrees that, for the period (the "Specified Period") commencing on the date hereof and ending on the close of business on the earlier of (i) December 28, 1996 or (ii) the day following the day upon which Lender indicates Revolving Loans are available, subject to the lending formulas and the other terms and conditions of the Loan Agreement, in the aggregate amount of the availability of Revolving Loans resulting from the cancellation of the CoreStates Letters of Credit (such availability, the "L/C Cancellation Availability"), Lender agrees that it will not declare an Event of Default based solely on states of fact or occurrences actually known by Lender as of the execution and delivery of this


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Amendment; provided, however, that (x) the foregoing shall not constitute a waiver of any existing Event of Default or Incipient Default, (y) the L/C Cancellation Availability shall at all times be subject to the lending formulas and the other terms and conditions of the Loan Agreement and (z) nothing herein contained shall in any manner limit or impair (1) the exercise by Lender during the Specified Period of any of its rights or remedies in respect of any existing Event of Default or Incipient Default not actually known by Lender as of the execution and delivery of this Amendment or that occurs or arises thereafter, or
(2) the exercise by Lender after the Specified Period of any or all of its default rights and remedies. As used herein, the term "actually known by Lender" shall mean facts within the actual knowledge of an officer of Lender having primary responsibility for the administration of the Loans, without regard to any knowledge that would be acquired through inquiry, review or investigation of any kind whatsoever.

                  5. Elimination of Certain Revolving Loan Availability Reserve. Provided that Sears Shop at Home Services, Inc. ("Sears") has agreed in writing, in form and substance satisfactory to Lender, to delete in its entirety paragraph 3 of that certain letter agreement, dated November 14, 1995, by and among Lender, Sears and Hanover Ventures, thereby eliminating the subordination by Lender of up to $2,000,000 of the Obligations of Hanover Ventures, then the Loan Agreement shall be deemed amended by deleting Section 2.6(c) in its entirety and adding the following:

                           "(c) [INTENTIONALLY DELETED]."

                  6. Representations and Warranties. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) The Swiss Bank Series A Letter of Credit has been
duly issued, delivered to and accepted by the Series A Note Trustee in substitution of the CoreStates Series A Letter of Credit, the Swiss Bank Series B Letter of Credit has been duly issued, delivered to and accepted by the Series B Note Trustee in substitution of the CoreStates Series B Letter of Credit, and the Swiss Bank Littlestown Letter of Credit has been duly issued, delivered to and accepted by the Littlestown Trustee in substitution of the NationsBank Littlestown Letter of Credits.


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                           (c) Borrowers and Guarantors have delivered, or
caused to be delivered, to Lender true, correct and complete copies of the Swiss Bank Reimbursement Agreements and the Richemont Reimbursement Agreement and any other agreements, documents, or instruments executed and delivered in connection therewith.

                           (d) Neither the execution, delivery or performance of
the Swiss Bank Agreements nor the issuance by Swiss Bank of the letters of credit contemplated thereby nor the execution, delivery or performance of the Richemont Reimbursement Agreement, nor any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Guarantor or any Borrower is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or any Guarantor.

                           (e) All necessary amendments, supplements and
agreements have been executed and delivered, and all necessary actions required by the Series A Note Agreements, the Series B note Agreements and the Littlestown IDB Agreements have been taken in accordance with the Series A Note Agreements, the Series B Note Agreements and the Littlestown IDB Agreements, respectively, and all notices, supplements and disclosure documents required to be delivered to any trustee or other person under the Series A Note Agreements, the Series B Note Agreements and the Littlestown IDB Agreements in connection with the transactions contemplated by this Amendment, have been timely delivered.

                           (f) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (g) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  7. Conditions Precedent. Concurrently with the execution hereof, and as a condition to the effectiveness of this Amendment and the agreement of Lender to the modifications,


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
waivers and amendments set forth in this Amendment:

                           (a) Lender shall have received an original of this
Amendment, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers and Guarantors;

                           (b) Lender shall have received, in form and substance
satisfactory to Lender, evidence that each of the Swiss Bank Letters of Credit has been duly issued by Swiss Bank and delivered to and accepted by the respective beneficiaries thereof.

                           (c) Lender shall have received, each in form and
substance satisfactory to Lender, each of the following:

                                    (i) a written subordination agreement, dated
of even date herewith, by and between Swiss Bank and Lender, duly authorized, executed and delivered by Swiss Bank, Borrowers and Guarantors;

                                    (ii) a written subordination agreement,
dated of even date herewith, by and between Richemont and Lender, duly authorized, executed and delivered by Richemont, Borrowers and Guarantors;

                                    (iii) letter, dated of even date herewith,
from NationsBank in favor of CoreStates authorizing and requesting the cancellation of the CoreStates Littlestown Backup Letter of Credit, including such indemnity as CoreStates shall require in lieu of surrender of the original CoreStates Littlestown Backup Letter of Credit, and any amendments thereto;

                                    (iv) letter, dated of even date herewith,
from Norwest Bank Minnesota, N.A., as Trustee under the Series A Notes and the Series B Notes, in favor of CoreStates surrendering for cancellation the CoreStates Series A Letter of Credit, together with the original CoreStates Series A Letter of Credit, and any amendments thereto;

                                    (v) letter, dated of even date herewith,
from Norwest Bank Minnesota, N.A., as Trustee under the Series A Notes and the Series B Notes, in favor of CoreStates surrendering for cancellation the CoreStates Series B Letter of Credit, together with the original CoreStates Series B Letter of Credit and any amendments thereto; and

                                    (vi) evidence that the following have been
delivered to NationsBank: letter, dated of even date herewith, from the Littlestown IDB Trustee in favor of NationsBank surrendering for cancellation the NationsBank Littlestown Letter of Credit, together with the original NationsBank Littlestown Letter of Credit;


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
                           (d) Lender shall have received, in form and substance
satisfactory to Lender, written evidence of the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Richemont of the written subordination agreement required under Section 7(c)(ii) hereof, together with opinions of counsel to Richemont with respect thereto, addressed to Lender, as Lender shall reasonably require; and

                           (e) each of Borrowers and Guarantors shall deliver,
or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person (if any) and each such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

                  8. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. No waivers of Events of Default or Incipient Defaults and, except as expressly provided herein, no waivers and no modifications to the Loan Agreement or any of the other Financing Agreements, or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  9. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                    CONGRESS FINANCIAL CORPORATION

                                    By: /s/ John T. Garvey
                                       _________________________

                                    Title: Assistant Vice President
                                          ______________________


                                    HANOVER DIRECT PENNSYLVANIA, INC.

                                    By: /s/ Edward J. O'Brien
                                       _________________________

                                    Title:  Vice President
                                          ______________________




                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    BRAWN OF CALIFORNIA, INC.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    GUMP'S BY MAIL, INC.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    GUMP'S CORP.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    THE COMPANY STORE, INC.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    TWEEDS, INC.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    LWI HOLDINGS, INC.

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                                    AEGIS CATALOG CORPORATION

                                    By: /s/ Edward J. O'Brien
                                        ---------------------------
                                    Title: Vice President
                                           ------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                   HANOVER DIRECT VIRGINIA INC.

                                   By: /s/ Edward J. O'Brien
                                       _________________________

                                   Title: Vice President
                                          ______________________


                                   HANOVER REALTY, INC.

                                   By: /s/ Edward J. O'Brien
                                       _________________________

                                   Title: Vice President
                                          ______________________


                                   THE AUSTAD COMPANY

                                   By: /s/ Edward J. O'Brien
                                       _________________________

                                   Title: Vice President
                                          ______________________


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Senior Vice President
       _________________________


AEGIS RETAIL CORPORATION

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AEGIS SAFETY HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


AEGIS VENTURES, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


AMERICAN DOWN & TEXTILE COMPANY

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


BRAWN WHOLESALE CORP.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


THE COMPANY FACTORY, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


THE COMPANY OFFICE, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


COMPANY STORE HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


GUMP'S CATALOG, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


GUMP'S HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER CASUALS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER CATALOG HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER FINANCE CORPORATION

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER LIST MANAGEMENT, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER VENTURES, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


LEICHTUNG OF MICHIGAN, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


LWI RETAIL, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


SCANDIA DOWN CORPORATION

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


TWEEDS OF VERMONT, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


YORK FULFILLMENT COMPANY, INC.

By: /s/ Edward J. O'Brien
   ----------------------------
Title: Vice President
      -------------------------


AUSTAD HOLDINGS, INC.

By: /s/ Edward J. O'Brien
   ----------------------------
Title: Vice President
      -------------------------